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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 16, 2003


                            MERCER INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)


                                   WASHINGTON
         (State or other jurisdiction of incorporation or organization)


             000-9409                                   91-6087550
     (Commission File Number)               (I.R.S. Employer Identification No.)



          14900 INTERURBAN AVENUE SOUTH, SUITE 282, SEATTLE, WA 98168
                              (Address of Office)


                                 (206) 674-4639
              (Registrant's telephone number, including area code)

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ITEM  9.     REGULATION  FD  DISCLOSURE

On December 16, 2003, Mercer International Inc. (the "Company") issued a press release announcing the resignation of R. Ian Rigg as a trustee of the Company, a copy of which is attached hereto as exhibit 99.1. The resignation of Mr. Rigg was not the result of a disagreement with the Company on any matter.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)     Exhibits

EXHIBIT NO.        DESCRIPTION
-----------        -----------
   99.1            Press  Release  dated  December  16,  2003.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MERCER  INTERNATIONAL  INC.

                                           /s/ David M. Gandossi

                                           David  M.  Gandossi
                                           Secretary


Date:     December  16,  2003


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                                  EXHIBIT INDEX


EXHIBIT  NUMBER     DESCRIPTION
---------------     -----------

     99.1           Press release issued by Mercer International Inc. on
                    December 16, 2003


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